UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2022
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 2, 2022, Howard Rosen, Chief Accounting Officer of Open Text Corporation (OpenText or the Company) retired from the Company and his position as principal accounting officer, effective December 15, 2022. Mr. Rosen will remain with the Company through December 15, 2022 to ensure a smooth transition.
The Company has appointed OpenText finance executive veteran, Cosmin Balota, 48, as its principal accounting officer to serve in the position of Senior Vice President and Chief Accounting Officer, effective as of December 15, 2022. Mr. Balota has served in increasingly senior accounting roles within the Company from January 2019 to present, including most recently as Vice President, Accounting & Reporting. Previously, Mr. Balota has over 25 years of U.S., Canadian and international accounting experience, including holding senior finance and accounting positions with Enercare Inc., Expedia Group, The Globe and Mail, and Deloitte. Mr. Balota is a Chartered Professional Accountant (CPA) and Chartered Accountant (CA) in Canada and holds a Bachelor of Arts degree in Chartered Accountancy Studies and a Master of Accounting degree from The University of Waterloo. Mr. Balota will report to Madhu Ranganathan, the Company’s Executive Vice President, Chief Financial Officer.
Mr. Balota has entered into an employment letter with the Company with an annual base salary of C$385,000 and eligibility to participate in the Company’s compensation and benefit programs in accordance with their terms.

Item  9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

December 8, 2022	By:	/s/ Michael F. Acedo
Michael F. Acedo
Executive Vice President, Chief Legal Officer and Corporate Secretary